UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 13, 2024

Date of Report (Date of earliest event reported)

Muncy Columbia Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	000-19028	23-2254643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 East Street

Bloomsburg, PA 17815

(Address of principal executive offices)

570-784-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective February 13, 2024, in accordance with the terms and conditions of their respective Shareholder Voting Agreements dated April 17, 2023 entered into with CCFNB Bancorp, Inc. (“CCFNB”) and Muncy Bank Financial, Inc. (“MBF”) in connection with the merger of MBF with and into CCFNB (in connection with the merger CCFNB changed its name to Muncy Columbia Financial Corporation), the following directors resigned from the boards of directors of Muncy Columbia Financial Corporation (the “Company”) and its wholly-owned subsidiary Journey Bank:

Robert M. Brewington, Jr., Russell S. Cotner, Joanne I. Keenan, Andrew B. Pruden, Robert Rabb and David Wallis

Each such person, in accordance with the terms and conditions of their respective Shareholder Voting Agreements, was appointed by the board of directors of Journey Bank to the Journey Bank Advisory Board for terms of three (3) years each, and will receive compensation for such service at the rate of $25,000 per year.

(e) On February 13, 2024, Muncy Columbia Financial Corporation (the "Company"), and its wholly-owned subsidiary, Journey Bank (the "Bank"), appointed Lance O. Diehl as President and Chief Executive Officer of both the Company and Journey Bank, and appointed Robert J. Glunk as Executive Chairman of both the Company and Journey Bank. Mr. Diehl had been serving as Chairman, President and Chief Executive Officer of the Company and Executive Chairman of Journey Bank, and Mr. Glunk had been serving as Senior Executive Vice President and Chief Operating Officer of the Company and President and Chief Executive Officer of Journey Bank, since the November 11, 2023 effective date of the mergers of Muncy Bank Financial, Inc. with and into CCFNB Bancorp, Inc., and The Muncy Bank and Trust Company with and into First Columbia Bank & Trust Co. (the "Mergers"). In connection with the Mergers, CCFNB Bancorp, Inc. changed its name to Muncy Columbia Financial Corporation and First Columbia Bank & Trust Co. changed its name to Journey Bank.

In connection with the changes in officer positions, the Company and Journey Bank entered into Amended and Restated Employment Agreements dated February 13, 2024 with Mr. Diehl and Mr. Glunk. In addition, Journey Bank entered into a Third Amendment to Supplemental Executive Retirement Plan dated February 13, 2024 with Mr. Glunk. The Amended and Restated Employment Agreements and Third Amendment to Supplemental Executive Retirement Plan were approved by the boards of directors of the Company and the Bank on February 13, 2024. A description of the Amended and Restated Retirement Agreements and Third Amendment to Supplemental Executive Retirement Plan is set forth below.

Mr. Diehl’s Amended and Restated Employment Agreement. Mr. Diehl’s Amended and Restated Employment Agreement provides for Mr. Diehl to be employed as President and Chief Executive Officer of the Company and Journey Bank and for an initial annual salary of $390,000, which is his current annual salary.

Mr. Diehl’s Amended and Restated Employment Agreement further provides for an employment period beginning on February 13, 2024 (the "Effective Date") and ending on March 14, 2027 (the "Employment Period"), provided that the Employment Period is to automatically renew on March 15, 2027 and each successive annual anniversary thereof for successive periods of one year each unless either Mr. Diehl or the Company and/or Journey Bank shall give notice of nonrenewal to the other party at least ninety (90) days prior to the applicable renewal date.

Mr. Diehl's Amended and Restated Employment Agreement provides that he is to devote his full time, attention, ability and energies to the business of the Corporation and Journey Bank during the Employment Period, provided that beginning on the one year anniversary of the Effective Date, Mr. Diehl will be permitted to fulfill his duties on a part time basis consisting of not less than four (4) days or thirty-two (32) hours per week, and beginning on the two year anniversary of the Effective Date, on a part time basis consisting of not less than three (3) days and twenty-four (24) hours per week. Beginning on the one year anniversary of the Effective Date, Mr. Diehl's annual base salary is to be reduced to eighty-five percent (85%) of the rate of his annual base salary in effect on the day immediately preceding such one year anniversary, and to seventy percent (70%) of the annual rate of his annual base salary in effect on the day immediately preceding the two year anniversary of the Effective Date.

Mr. Diehl’s Amended and Restated Employment Agreement provides that the board of directors of Journey Bank may provide for the payment of an annual bonus to Mr. Diehl, and that he shall be entitled to 5 weeks of paid annual vacation, which shall be reduced during part time employment, beginning on the one year anniversary of the Effective Date to not less than 20 days, and beginning on the two year anniversary of the Effective Date to not less than 15 days. Journey Bank will provide Mr. Diehl with the use of an automobile and the Bank will be responsible for the costs of operation and maintenance, insurance, registration, fuel and oil. Mr. Diehl will be entitled to participate in such stock based incentives as the board of directors may grant under any stock based incentive plans the Company may establish. The Company does not currently have any stock based incentive plans. Mr. Diehl also will be entitled to participate in all Journey Bank employee benefit plans, including, but not limited to, any pension plan, profit-sharing, savings plan, life insurance plan, medical/health insurance plan, disability insurance plan and other health and welfare benefits as made available by Journey Bank to its full time employees generally, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, and provided that such participation does not violate any state or federal law, rule or regulation.

Following a change in control of the Company or Journey Bank, if Mr. Diehl’s employment is involuntarily terminated other than for cause, disability or death, or if Mr. Diehl terminates his employment for good reason, in either case within two years of the date of the change in control, he will be entitled to receive a payment equal to 2.99 times the sum of his highest annual base salary and the highest cash bonus paid to him in the prior three calendar years, and shall also be entitled to continue to participate in all employee benefits for a period of 36 months, or if he is not permitted to participate in the plans, the Company will procure for him and pay for individual health, life, medical and disability plans and benefits that are substantially equivalent. If such payments would exceed the safe harbor payment amount provided by Section 4999 of the Internal Revenue Code, the payment would be reduced until the amount of the payment does not exceed the greater of (i) the safe harbor amount or (ii) the greatest after-tax amount payable to him after taking into account any excise tax imposed under Section 4999 on such payments. If Mr. Diehl’s employment is involuntarily terminated other than for cause or if he terminates his employment for good reason and there has been no change in control, Mr. Diehl will be entitled to an amount equal to two times his annual base salary and shall be entitled to participate in all employee benefits for a period of 24 months or, if he is not permitted to participate in the plans, the Company will procure for him and pay for individual health, life, medical and disability plans that are substantially equivalent.

Pursuant to the terms of his Amended and Restated Employment Agreement, Mr. Diehl has agreed not to solicit the employees or customers of the Company and its affiliates or to compete with the Company or its affiliates for 24 months after the termination of his employment for any reason.

In addition, Mr. Diehl’s Amended and Restated Employment Agreement provides that if at any time during the Employment Period his participation in any Company health or medical plan is barred by its terms and conditions or by applicable law, or if his employment is terminated upon the termination of the employment period on March 14, 2027, or if he terminates his employment without good reason at any time after he has attained 60 years of age and, in each of the latter two cases he is not otherwise employed on any basis where he would be eligible to receive health and medical insurance under such employer’s plans, Journey Bank will, upon written notice from Mr. Diehl, obtain for a period of ten consecutive years and pay for individual insurance plans, policies or programs which would provide to Mr. Diehl and his spouse, health and medical (including, but not limited to health, dental and vision) insurance coverage which is substantially identical to the insurance coverage to which he otherwise would be entitled as an employee, and also will pay to Mr. Diehl (or to his spouse if he would predecease his spouse) an annual gross-up payment with respect to each year during such ten consecutive year period in an amount equal to the amount of U.S. federal, state and local income tax at the highest applicable marginal rate. Mr. Diehl’s death during such ten consecutive year period will not affect his spouse’s right to the continuation of the benefit through the expiration of the ten year period. Mr. Diehl and his spouse, however, shall be required to enroll with Medicare, if at any time during the ten year period he or she shall attain age 65, in which case the costs for Part B, Part C and Part D shall be paid by Mr. Diehl or his spouse and reimbursed by the Bank.

If at any time Journey Bank would be required to provide employment benefits to Mr. Diehl in connection with an involuntary termination without cause or for good reason, with or without a change in control, and Journey Bank already is providing health and medical benefits for a period of ten consecutive years under the circumstances described in the preceding paragraph, Journey Bank’s obligation to provide those benefits shall continue until the later expiration of the ten year period or the otherwise applicable 36 or 24 months.

Mr. Glunk’s Amended and Restated Employment Agreement. Mr. Glunk’s Amended and Restated Employment Agreement provides for Mr. Glunk to be employed as Executive Chairman of the Company and the Bank, and for an initial annual salary of $390,000, which is his current annual salary.

Mr. Glunk’s Amended and Restated Employment Agreement provides for an employment period of one year beginning February 13, 2024 and ending on September 13, 2027 (the "Employment Period"), provided that the Employment Period is to automatically renew on September 14, 2027 and on each successive annual anniversary thereof for successive periods of one year each unless either Mr. Glunk or the Company and/or Journey Bank shall give notice of nonrenewal to the other party at least ninety (90) days prior to the applicable renewal date.

Mr. Glunk's Amended and Restated Employment Agreement provides that he is to devote his full time, attention, ability and energies to the business of the Corporation and Journey Bank during the Employment Period, provided that beginning on the one year anniversary of the Effective Date, Mr. Glunk will be permitted to fulfill his duties on a part time basis consisting of not less than four (4) days or thirty-two (32) hours per week, and beginning on the two year anniversary of the Effective Date, on a part time basis consisting of not less than three (3) days and twenty-four (24) hours per week. Beginning on the one year anniversary of the Effective Date, Mr. Glunk's annual base salary is to be reduced to eighty percent (80%) of the rate of his annual base salary in effect on the day immediately preceding such one year anniversary, and to sixty percent (60%) of the annual rate of his annual base salary in effect on the day immediately preceding the two year anniversary of the Effective Date.

Mr. Glunk's Amended and Restated Employment Agreement provides that the board of directors of the Bank may provide for the payment of an annual bonus to Mr. Glunk and that he shall be entitled to 5 weeks of paid annual vacation, which shall be reduced during part time employment, beginning on the one year anniversary of the Effective Date to not less than 20 days, and beginning on the two year anniversary of the Effective Date to not less than 15 days. Mr. Glunk will be entitled to participate in such stock based incentives as the board of directors may grant under any stock based incentive plans the Company may establish. The Company does not currently have any stock based incentive plans. Mr. Glunk also will be entitled to participate in all Journey Bank employee benefit plans, including, but not limited to, any pension plan, profit-sharing, savings plan, life insurance plan, medical/health insurance plan, disability insurance plan and other health and welfare benefits as made available by Journey Bank to its full time employees generally, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, and provided that such participation does not violate any state or federal law, rule or regulation.

Following a change in control of the Company or Journey Bank, if Mr. Glunk’s employment is involuntarily terminated other than for cause, disability or death or if Mr. Glunk terminates his employment for good reason, in either case within two years of the date of the change in control, he will be entitled to receive a payment equal to 2.99 times the sum of his highest annual base salary and the highest cash bonus paid to him in the prior three calendar years, and shall also be entitled to continue to participate in all employee benefits for a period of 36 months or, if he is not permitted to participate in the plans, the Company will procure for him and pay for individual health, life, medical and disability plans and benefits that are substantially equivalent. If such payments would exceed the safe harbor payment amount provided by Section 4999 of the Internal Revenue Code, the payment would be reduced until the amount of the payment does not exceed the greater of (i) the safe harbor amount or (ii) the greatest after tax amount payable to him after taking into account any excise tax imposed under Section 4999 on such payments. If Mr. Glunk’s employment is involuntarily terminated other than for cause or if he terminates his employment for good reason and there has been no change in control, Mr. Glunk will be entitled to an amount equal to two times his annual base salary and shall be entitled to participate in all employee benefits for a period of 24 months or, if he is not permitted to participate in the plans, the Company will procure for him and pay for individual health, life, medical and disability plans that are substantially equivalent.

Pursuant to the terms of his Amended and Restated Employment Agreement, Mr. Glunk has agreed not to solicit the employees or customers of the Company and its affiliates or to compete with the Company or its affiliates for 24 months after the termination of his employment for any reason.

In addition, Mr. Glunk's Amended and Restated Employment Agreement provides that if at any time during the Employment Period his participation in any Company health or medical plan is barred by its terms and conditions or by applicable law, or if his employment is terminated upon the termination of the employment period on September 13, 2027 or if he terminates his employment without good reason at any time after he has attained 60 years of age and, in each of the latter two cases he is not otherwise employed on any basis where he would be eligible to receive health and medical benefits under such employer's plans, Journey Bank will, upon written notice from Mr. Glunk, obtain until September 13, 2029 and pay for individual insurance plans, policies or programs which would provide to Mr. Glunk and his spouse, health and medical (including but not limited to health, dental and vision) insurance coverage which is substantially identical to the insurance coverage to which he otherwise would be entitled as an employee, and also will pay to Mr. Glunk (or to his spouse if he would predecease his spouse) an annual gross up payment with respect to each year during such period in an amount equal to the amount of U.S. federal, state and local income tax at the highest marginal rate. Mr. Glunk's death during such period will not affect his spouse's right to the continuation of the benefit through September 13, 2029.

If at any time Journey Bank would be entitled to provide employment benefits to Mr. Glunk in connection with an involuntary termination without cause or for good reason, with or without a change in control, and Journey Bank already is providing health and medical benefits for a period to expire on September 13, 2029 under the circumstances described in the preceding paragraph, Journey Bank's obligation to provide those benefits shall continue until the later expiration of the period ending September 13, 2029 or the otherwise applicable 36 or 24 months.

Mr. Glunk's Third Amendment to Supplemental Executive Retirement Plan. In connection with the mergers, Journey Bank assumed the obligations of The Muncy Bank and Trust Company under the Supplemental Executive Retirement Plan dated May 17, 2016, as amended (the “SERP”), with Mr. Glunk. The SERP provides for an annual normal retirement benefit of $150,000 payable in equal monthly installments for fifteen years, commencing on the first day of the month following the date of termination of Mr. Glunk's employment after he attains the normal retirement age under the SERP. Pursuant to the Third Amendment, the normal retirement age under the SERP was amended from age 65 to age 63. In connection with the amendment of the normal retirement age, the Schedule A to the SERP also was amended to adjust the accrual of the normal retirement benefit under the SERP to correspond to the amended normal retirement age.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement dated February 13, 2024 between Muncy Columbia Financial Corporation, Journey Bank and Lance O. Diehl

10.2	Amended and Restated Employment Agreement dated February 13, 2024 between Muncy Columbia Financial Corporation, Journey Bank and Robert J. Glunk

10.3	Third Amendment to Supplemental Executive Retirement Plan dated February 13, 2024 between Journey Bank and Robert J. Glunk

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 14, 2024	Muncy Columbia Financial Corporation

	By:	/s/ Jeffrey T. Arnold
	Name:	Jeffrey T. Arnold, CPA, CIA
	Title:	Executive Vice President & Treasurer